Exhibit 99.1

News Release

MEDIA CONTACTS:	Telkonet Investor Relations
414.721.7988
ir@telkonet.com

FOR IMMEDIATE RELEASE

Telkonet, Inc. Announces Third Quarter 2014 Financial Results

Product Revenues Increased 20% from Prior Year; Delivered Second Consecutive Quarter of Increasing Profitability

Conference Call and Webcast to be Held Today at 4:30 pm ET

November 14, 2014 - Milwaukee, WI – Telkonet, Inc. (OTCQB: TKOI), whose complementary business divisions include EcoSmart™, the leading energy management technology platform featuring Recovery Time™ technology, and EthoStream®, one of the largest hospitality High-Speed Internet Access providers in the world, today announced financial results for the third quarter ended September 30, 2014.

Telkonet management will hold a conference call and webcast to discuss these results and recent corporate developments with the financial community today, November 14, at 4:30 pm ET/3:30 pm CT.

Commenting on the third quarter 2014 financial results, Jason Tienor, Telkonet's CEO stated, “We’re pleased to report a second consecutive quarter of increasing profitability as the result of our successful strategy execution and are excited by the growth trajectory it has created. The primary drivers of our progress to date and the promise for our future are the continued adoption of our unique EcoSmart energy management platform and our effective expense management activities.

“While reporting solid net income in the third quarter as compared to a loss in the same period last year, our profitability grew by nearly 75% sequentially from the second quarter even though our revenue was slightly lower due to seasonality as compared to that quarter. At the same time, we’ve continued to manage our overhead expenses while increasing investments in sales and marketing to broaden our deal flow and research and development to advance our technological leadership. These initiatives position us for continued profitable growth moving forward.”

20800 Swenson Drive, Suite 175 • Waukesha, Wisconsin 53816 • Phone: 414.223.0473 • Fax: 414.258.8307 • www.telkonet.com

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News Release

Highlights for the Third Quarter Ended September 30, 2014 and Recent Developments:

  Total revenue of $4.1 million, up 16% from $3.5 million in the third quarter of 2013
  Product revenue of $3.1 million, up 20% from $2.6 million in the third quarter of 2013
  Gross profit of $2.1 million, up 21% from $1.8 million in the third quarter of 2013
  Gross profit margin of 52%, up from 51% in the third quarter of 2013
  Research and development (“R&D”) expense of $0.3 million, up 13% from the prior year; R&D as a percent of sales declined year-over-year from 8.7% to 8.5%
  Selling, general and administrative (“SG&A”) expense of $1.3 million, down 20% from $1.6 million in the third quarter of 2013; SG&A as a percent of sales declined year-over-year from 45.0% to 31.0%
  Income from operations of $0.5 million, compared to a loss from operations of $(0.2) million in the third quarter of 2013
  Net income of $0.4 million for the third quarter of 2014 compared to a net loss of $(0.5) million in the third quarter of 2013
  Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $0.5 million, compared to Adjusted EBITDA of $(0.1) million in the third quarter of 2013
  Expanded sales and marketing team: emphasis on channel sales
  Traction in domestic and international markets, Hospitality and Education segments
  Significantly strengthened financial position with $2 million revolving line of credit

Mr. Tienor continued, “To ensure continued momentum from the first half of the year, we’ve continued to build our sales and marketing infrastructure in the third quarter while placing an emphasis on developing channel partnerships. We presently have 15% of our workforce focused on expanding our business pipeline. These collective efforts continue to secure project wins and new channel relationships. We’ve been particularly active in the Hospitality and Education markets, with numerous clients completing deployments throughout 2014 and building an extensive list of marquee University customers. Moreover, all of the leading indicators for continued growth in the markets we serve are favorably trending. Deal flow volume, customer and partner referrals, project sizes and value proposition for the customers we serve continue to improve.

“Beyond our top line, we improved in all key financial and operational performance measures. This progress is a clear indication of the heightened recognition for our innovative cloud-based energy efficiency solutions and that our profitable growth strategies are being successfully implemented.”

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Gene Mushrush, Telkonet’s CFO, commented, “For a second consecutive quarter we improved our key financial and operational performance measures. Our growth strategy is making an impact where we can begin to realize the leverage in our business at the current revenue levels and can broaden our financial controls. The effective management of expenses and revenue growth contributed to our significantly improved profitability in the third quarter and in Adjusted EBITDA reaching the second highest level in Company history. In turn, our improved financial performance and outlook enabled us to secure a $2 million revolving line of credit, which will provide flexibility to continue the implementation of our growth initiatives.”

Teleconference and Webcast

The Company will host a conference call and webcast today at 4:30 PM ET/3:30 PM CT to discuss third quarter results with the financial community.

Date: Friday, November 14, 2014

Time: 4:30 pm Eastern Time, 3:30 pm CT, 1:30pm PT

Investor Dial-in (Toll Free): 877-407-0782

Investor Dial-in (International): 201-689-8567

Live webcast: http://www.investorcalendar.com/IC/CEPage.asp?ID=173388

A replay of the conference call will be available until November 28, 2014, which can be accessed by dialing 877-660-6853 if calling within the United States or 201-612-7415 if calling internationally. Please enter conference ID#: 13594942 to access the replay.

NON-GAAP Financial Measures

Telkonet will post to the Company's investor relations web site (www.telkonet.com) any reconciliation of differences between non-GAAP financial information that may be required in connection with issuing the Company's financial results.

The Company, as is common in its industry, uses adjusted EBITDA, a non-GAAP measurement gauge to demonstrate earnings exclusive of interest and non-cash events. The Company manages its business based on its cash flows. The Company, in its daily management of its business affairs and analysis of its monthly, quarterly and annual performance, makes its decisions based on cash flows, not on the amortization of assets obtained through historical activities. The Company, in managing its current and future affairs, cannot affect the amortization of the intangible assets to any material degree, and therefore uses adjusted EBITDA as its primary management guide. Adjusted EBITDA is not, and should not be considered, an alternative to net income (loss), income (loss) from operations, or any other measure for determining operating performance of liquidity, as determined under accounting principles generally accepted in the United States (GAAP). In assessing the overall health of its business for the periods ended September 30, 2014 and 2013, the Company excluded the following category of expense, described below:

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•	Stock-based compensation: The Company believes that because of the variety of equity awards used by companies, varying methodologies for determining stock-based compensation and the assumptions and estimates involved in those determinations, the exclusion of non-cash stock-based compensation expense enhances the ability of management and investors to understand the impact of non-cash stock-based compensation on our operating results. Further, the Company believes that excluding stock-based compensation expense allows for a more transparent comparison of its financial results to the previous year.

•	Gain on sale of product line: In the first quarter of 2011, the Company sold its Series 5 Power Line Carrier product line and related business assets under an Asset Purchase Agreement (“APA”). Per the APA, the Company signed an unsecured promissory note due to the purchaser. The note contains certain earn-out provisions that encompass both the Company’s and the purchaser’s revenue volumes. In the second quarter 2013 and 2012, the Company recorded a gain associated with the earn-out provision. The Company does not consider these ongoing transactions, and it is not an indication of current or future operating performance. Therefore, the Company does not consider the inclusion of these transactions helpful in assessing its current financial performance compared to previous periods as well as prospects for the future.

Adjusted EBITDA and other non-GAAP financial measures should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of the non-GAAP financial measure as an analytical tool. In particular, the non-GAAP financial measure is not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measure reflect the exclusion of items that are recurring and will be reflected in the Company's financial results for the foreseeable future. The Company compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measure.

ABOUT TELKONET

Telkonet is a leading energy management technology provider offering hardware, software and services to Commercial customers throughout the world. The Company’s complementary business divisions include EcoSmart™, an energy management technology platform featuring Recovery Time™ technology, and EthoStream®, one of the largest hospitality High-Speed Internet Access networks in the world. www.telkonet.com

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ABOUT ECOCENTRAL AND ECOSMART

The EcoCentral Platform, in conjunction with the EcoSmart Suite of products, provides comprehensive savings, management and reporting of a building’s energy consumption. Telkonet’s energy management products are installed in properties within the Hospitality, Military, Educational, Healthcare and Residential markets reducing energy consumption, Carbon footprints and eliminating the need for new energy generation. www.telkonet.com/products/ecosmart

ABOUT ETHOSTREAM

EthoStream is one of the largest public High-Speed Internet Access (HSIA) networks in the world providing services to more than 8 million users monthly across a network of approximately 2,300 locations. EthoStream’s EGS line of public-access gateway servers provide real-time monitoring and management of guest-access networks while its 24/7 support center is known for the highest levels of quality and service. With a wide range of product and service offerings and one of the most comprehensive management platforms available for HSIA networks, EthoStream offers solutions for any public access location. www.ethostream.com

Statements included in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve a number of risks and uncertainties that could cause actual results, performance or events to differ materially than those expressed or implied in such statements. Such risks and uncertainties include competitive factors, technological development, market demand for the Company’s products, the Company’s ability to obtain new contracts and accurately estimate net revenue due to variability in size, scope and duration of projects, our ability to generate working capital and raise capital as needed, and regulatory developments. Further information on potential factors that could affect the Company’s financial results, can be found in the Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the Securities and Exchange Commission (SEC). The statements made in this release are made as of the date of this release and the company assumes no obligation to updated any forward-looking statements.

All Company, brand or product names are registered trademarks or trademarks of their respective holders.

(Tables to follow)

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RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Net income (loss)	$382,750	$(480,478)	$(176,373)	$(1,513,834)
Interest expense, net	6,072	11,401	24,796	9,978
Provision for income taxes	68,706	294,936	171,330	295,216
Depreciation and amortization expense	69,525	64,731	205,711	193,578
EBITDA	527,053	(109,410)	225,464	(1,015,062)
Adjustments:
Gain on sale of product line	–	–	–	(41,902)
Stock-based compensation expense	4,202	2,023	10,843	87,542
Adjusted EBITDA	$531,255	$(107,387)	$236,307	$(969,422)

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TELKONET, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues, net:
Product	$3,122,164	$2,606,464	$8,251,764	$7,431,715
Recurring	960,509	901,321	2,816,874	2,799,200
Total Net Revenue	4,082,673	3,507,785	11,068,638	10,230,915

Cost of Sales:
Product	1,674,172	1,469,104	5,000,490	4,746,731
Recurring	266,136	263,068	783,521	799,748
Total Cost of Sales	1,940,308	1,732,172	5,784,011	5,546,479

Gross Profit	2,142,365	1,775,613	5,284,627	4,684,436

Operating Expenses:
Research and development	347,344	306,559	962,849	895,992
Selling, general and administrative	1,267,968	1,578,464	4,096,314	4,845,408
Depreciation and amortization	69,525	64,731	205,711	193,578
Total Operating Expenses	1,684,837	1,949,754	5,264,874	5,934,978

Income (Loss) from Operations	457,528	(174,141)	19,753	(1,250,542)

Other Income (Expenses):
Interest income (expense), net	(6,072)	(11,401)	(24,796)	(9,978)
Gain on sale of product line	–	–	–	41,902
Total Other Income (Expense)	(6,072)	(11,401)	(24,796)	31,924

Income (Loss) Before Provision for Income Taxes	451,456	(185,542)	(5,043)	(1,218,618)

Provision for Income Taxes	68,706	294,936	171,330	295,216
Net Income (Loss)	382,750	(480,478)	(176,373)	(1,513,834)

Accretion of preferred dividends and discount	(36,166)	(556,351)	(107,890)	(857,237)
Net income (loss) attributable to common stockholders	$346,584	$(1,036,829)	$(284,263)	$(2,371,071)

Net income (loss) per common share:
Net income (loss) attributable to common stockholders per common share– basic	$0.00	$(0.01)	$0.00	$(0.02)
Net income (loss) attributable to common stockholders per common share - diluted	$0.00	$(0.01)	$0.00	$(0.02)

Weighted Average Common Shares Outstanding – basic	125,035,612	117,150,713	125,035,612	111,177,407
Weighted Average Common Shares Outstanding -diluted	126,814,401	117,150,713	125,035,612	111,177,407

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TELKONET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$940,574	$572,672
Restricted cash on deposit	63,000	382,000
Accounts receivable, net	1,350,054	1,659,756
Inventories	958,970	939,382
Prepaid expenses	94,996	171,216
Total current assets	3,407,594	3,725,026

Property and equipment, net	140,855	44,638

Other assets:
Goodwill	5,796,430	5,796,430
Intangible assets, net	1,077,357	1,258,617
Deposits	34,238	34,238
Total other assets	6,908,025	7,089,285

Total Assets	$10,456,474	$10,858,949

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,934,514	$1,843,589
Notes payable – current	276,085	265,985
Accrued liabilities and expenses	1,439,781	1,997,157
Deferred revenues	147,958	111,291
Customer deposits	301,610	77,405
Total current liabilities	4,099,948	4,295,427

Long-term liabilities:
Deferred lease liability	144,346	130,920
Notes payable – long term	185,673	394,502
Deferred income taxes	489,211	335,275
Total long-term liabilities	819,230	860,697

Redeemable preferred stock: 15,000,000 shares authorized, par value $.001 per share
Series A; 215 shares issued, 185 shares outstanding at September 30, 2014 and December 31, 2013, respectively, preference in liquidation of $1,285,199 and $1,229,832 as of September 30, 2014 and December 31, 2013, respectively	1,273,516	1,165,625

Commitments and contingencies

Stockholders’ Equity
Series B preferred stock; 538 shares issued, 55 shares outstanding at September 30, 2014 and December 31, 2013, preference in liquidation of $366,478 and $350,005 as of September 30, 2014 and December 31, 2013, respectively	361,596	324,063
Common stock, par value $.001 per share; 190,000,000 shares authorized; 125,035,612 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	125,035	125,035
Additional paid-in-capital	125,902,369	126,036,949
Accumulated deficit	(122,125,220)	(121,948,847)
Total stockholders’ equity	4,263,780	4,537,200

Total Liabilities and Stockholders’ Equity	$10,456,474	$10,858,949

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